ASSIGNMENT OF

OIL, GAS AND MINERAL LEASES

THE STATE OF TEXAS §

§ KNOW ALL MEN BY THESE PRESENTS:

THE COUNTY OF CALHOUN §

THAT PETROGEN, INC., whose address is Suite 1100 – 10777 Westheimer, Houston, Texas, 77042 (hereinafter, called “Assignor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD, CONVEYED AND ASSIGNED and by these presents do GRANT, BARGAIN, SELL, CONVEY and ASSIGN unto EDWARD AJOOTIAN, whose address is 85 Robert Street, Suite 32, Boston, MA 02131 (“Assignee”) all of the Assignor’s interest equal to an undivided one and four-eighths percent (1.5%) in and to the oil and gas leases described in Exhibit “A”, attached hereto and made a part hereof for all purposes (“Leases”).

In proportion to the interest assigned, Assignee assumes all duties, liabilities and obligations, express or implied, imposed upon Assignor under the provisions of the Leases or other matters of record, including, but not limited to the overriding royalty reserved by James T. Roche in that certain Lease Assignment Agreement dated May 20, 2002, recorded in Volume 308, Page 323, records of Calhoun County, Texas.

This Assignment constitutes the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all negotiations, prior discussions and agreements relating to the subject matter hereof.

THIS ASSIGNMENT IS MADE WITHOUT ANY WARRANTY OF TITLE, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, EXCEPT BY THROUGH AND UNDER ASSIGNOR.

This assignment shall inure to the benefit of and be binding upon the parties hereto and their successors, representatives and assigns.

IN WITNESS WHEREOF, Assignors and Assignee have executed and accepted this Assignment effective for all purposes, as of July 21, 2005.

WITNESSES:	ASSIGNOR:
Petrogen, Inc.
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By: /s/ Sacha. H. Spindler
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Name: Sacha H. Spindler
Title: Chairman & CEO

Notary Public

The foregoing instrument was executed before me this 8th day of March 2007, by Sacha Spindler.

Witness my hand and official seal.

  /s/ Virgil Z. Hlus

Signature

EXHIBIT "A"

Attached to Assignment of Oil and Gas Leases dated December 31, 2006,

From Petrogen, Inc. to Edward Ajootian

1.	Oil and Gas Lease from Mary Jo Cooper to James T. Roche dated October 10, 2001, recorded in Volume 308, Page 169, records of Calhoun County, Texas.

2.	Oil and Gas Lease from Harry Hutchison to James T. Roche dated October 8, 2001, recorded in Volume 308, Page 180, records of Calhoun County, Texas.

3.	Oil and Gas Lease from Evelyn J. Bearden to James T. Roche dated October 15, 2001, recorded in Volume 308, Page 191, records of Calhoun County, Texas.

4.	Oil and Gas Lease from Joe Terry Prasifka to James T. Roche dated October 15, 2001, recorded in Volume 308, Page 202, records of Calhoun County, Texas.

5.	Oil and Gas Lease from Madeline J. Broughton to James T. Roche dated October 15, 2001, recorded in Volume 308, Page 213, records of Calhoun County, Texas.

6.	Oil and Gas Lease from Carrie Mae Weekly to James T. Roche dated October 23, 2001, recorded in Volume 308, Page 224, records of Calhoun County, Texas.

7.	Oil and Gas Lease from Frank L. Jurecka to James T. Roche dated October 30, 2001, recorded in Volume 308, Page 235, records of Calhoun County, Texas.

8.	Oil and Gas Lease from Claudia J. Webb to James T. Roche dated October 23, 2001, recorded in Volume 308, Page 246, records of Calhoun County, Texas.

9.	Oil and Gas Lease from Nolie Tiedt to James T. Roche dated October 24, 2001, recorded in Volume 308, Page 257, records of Calhoun County, Texas.

10.	Oil and Gas Lease from Harry Wecheta to James T. Roche dated October 24, 2001, recorded in Volume 308, Page 268, records of Calhoun County, Texas.

11.	Oil and Gas Lease from Charles W. Jurecka to James T. Roche dated October 2, 2001, recorded in Volume 308, Page 279, records of Calhoun County, Texas.

12.	Oil and Gas Lease from Carrie Mae Jurecka to James T. Roche dated October 29, 2001, recorded in Volume 308, Page 290, records of Calhoun County, Texas.

13.	Oil and Gas Lease from Frankie D. Higdon to James T. Roche dated October 31, 2001, recorded in Volume 308, Page 301, records of Calhoun County, Texas.

14.

Oil and Gas Lease from the Estate of Emily P. Hawes, Deceased, by and through William A. Cline, Sr. and Johnny Veselka, Independent Co-Executors, to James T. Roche dated October 31, 2001, recorded in Volume 308, Page 312, records of Calhoun County, Texas.

15.	Oil and Gas Lease from the Leila Clark Wynn Mineral Trust, by and through the Northern Trust Bank of Texas, N.A., as Successor Trustee, to Petrogen, Inc. dated August 31, 2004.

Burdens: All leases within the Contract Area are subject to the lease royalty and a 2.5% overriding royalty reserved by James T. Roche in the Lease Assignment Agreement to Petrogen, Inc. dated May 20, 2002.